Exhibit 8.1

List of Significant Subsidiaries of the Registrant (as of December 31, 2023)

Subsidiaries	Jurisdiction of Incorporation

XPeng Limited	BVI

XPeng (Hong Kong) Limited	Hong Kong

Zhaoqing Xiaopeng New Energy Investment Co., Ltd.* 肇庆小鹏新能源投资有限公司	PRC

Guangdong Xiaopeng Motors Technology Co., Ltd.* 广东小鹏汽车科技有限公司	PRC

Guangzhou Chengxing Zhidong Automotive Technology Co., Ltd.* 广州橙行智动汽车科技有限公司	PRC

Xiaopeng Motors Huazhong (Wuhan) Co., Ltd.* 小鹏汽车华中（武汉）有限公司	PRC

Zhaoqing Xiaopeng Automobile Co., Ltd.* 肇庆小鹏汽车有限公司	PRC

XPeng Charging (Hong Kong) Limited	Hong Kong

XPeng Power Battery (Hong Kong) Limited	Hong Kong

Guangzhou Pengyue Power Battery Co., Ltd.* 广州鹏悦动力电池有限公司	PRC

Guangzhou Xiaopeng Smart Charge Technology Co., Ltd.* 广州小鹏智慧充电科技有限公司	PRC

Shanghai Jusheng Technology Co., Ltd.* 上海桔晟科技有限公司	PRC

Wuhan Xiaopeng Intelligent Manufacturing Co., Ltd.* 武汉小鹏智能制造有限公司	PRC

Zhaoqing Xiaopeng New Energy Investment Co., Ltd. Guangzhou Branch* 肇庆小鹏新能源投资有限公司广州分公司	PRC

Guangzhou Xiaopeng New Energy Vehicle Co., Ltd.* 广州小鹏新能源汽车有限公司	PRC

Guangzhou Zhipeng Manufacturing Co., Ltd.* 广州智鹏制造有限公司	PRC

Guangzhou Xiaopeng Automotive Financial Leasing Co., Ltd.* 广州小鹏汽车融资租赁有限公司	PRC

Guangzhou Pengyue Automobile Development Co., Ltd.* 广州鹏跃汽车发展有限公司	PRC

Beijing Xiaopeng Automobile Co., Ltd.* 北京小鹏汽车有限公司	PRC

Xiaopeng Motor Sales Co., Ltd.* 小鹏汽车销售有限公司	PRC

Guangzhou Xiaopeng Autonomous Driving Technology Co., Ltd.* 广州小鹏自动驾驶科技有限公司	PRC

Beijing Xiaoju Intelligent Automobile Technology Co., Ltd.* 北京小桔智能汽车科技有限公司	Cayman Islands

Dogotix Inc.	Cayman Islands

XPeng International Holding (Hong Kong) Limited	Hong Kong

Dogotix (Hong Kong) Limited	Hong Kong

XPeng Dogotix Holdings Limited	BVI

Guangdong Pengxing Intelligent Co., Ltd.* 广东鹏行智能有限公司	PRC

XPeng Huitian Holdings Limited	BVI

Guangzhou Xiaopeng Automobile Manufacturing Co., Ltd.* 广州小鹏汽车制造有限公司	PRC

Shanghai Xiaopeng Motors Technology Co., Ltd.* 上海小鹏汽车科技有限公司	PRC

Guangdong Xiaopeng Automotive Industry Holdings Co., Ltd.* 广东小鹏汽车产业控股有限公司	PRC

Guangzhou Pengzhi Automobile Technology Co., Ltd.* 广州鹏智汽车科技有限公司	PRC

Shenzhen Xiaopeng Automobile Sales Service Co., Ltd.* 深圳小鹏汽车销售服务有限公司	PRC

Guangzhou City Delong Automotive Services Co., Ltd.* 广州市德隆汽车服务有限公司	PRC

Shanghai Xiaopeng Automobile Sales Service Co., Ltd.* 上海小鹏汽车销售服务有限公司	PRC

Guangzhou Xiaopeng Motors Technology Co., Ltd.* 广州小鹏汽车科技有限公司	PRC

Guangzhou Pengran Automobile Technology Co., Ltd.* 广州鹏冉汽车科技有限公司	PRC

Xiaoju Smart Auto Co., Limited	Cayman Islands

Xiaoju Smart Auto (HK) Co. Limited	Hong Kong

Hangzhou Zhipeng Automobile Sales Service Co., Ltd.* 杭州智鹏汽车销售服务有限公司	PRC

Guangzhou Xiaopeng Automobile Investment Consulting Partnership (Limited Partnership)* 广州小鹏汽车投资咨询合伙企业 (有限合伙)	PRC

Beijing Xiaopeng Automobile Sales Service Co., Ltd.* 北京小鹏汽车销售服务有限公司	PRC

Beijing Hengxin Time Automobile Service Co., Ltd.* 北京恒信时光汽车服务有限公司	PRC

Guangzhou Xiaopeng Zhihui Chuxing Technology Co., Ltd.* 广州小鹏智慧出行科技有限公司	PRC

Guangzhou Pengxing Automobile Sales Service Co., Ltd.* 广州鹏行汽车销售服务有限公司	PRC

Wuhan Xiaopeng Automobile Sales Service Co., Ltd.* 武汉小鹏汽车销售服务有限公司	PRC

Shanghai Pengxing Automobile Sales Service Co., Ltd.* 上海鹏行汽车销售服务有限公司	PRC

Tianjin Xiaopeng Automobile Sales Services Co., Ltd.* 天津小鹏汽车销售服务有限公司	PRC

Shanghai Chengpeng Automobile Technology Co., Ltd.* 上海橙鹏汽车科技有限公司	PRC

Hainan Xiaopeng Automobile Technology Co., Ltd.* 海南小鹏汽车科技有限公司	PRC

Guangzhou Xiaopeng Motors Trading Co., Ltd.* 广州小鹏汽车贸易有限公司	PRC

Dongguan Pengxing Automobile Sales Service Co., Ltd.* 东莞鹏行汽车销售服务有限公司	PRC

Shenzhen Pengxing Intelligent Research Co., Ltd.* 深圳鹏行智能研究有限公司	PRC

Shenzhen Xiaopeng Automobile Technology Co., Ltd.* 深圳小鹏汽车科技有限公司	PRC

XPeng Motors Denmark ApS	Denmark

Xi’an Xiaopeng Energy Automobile Sales Service Co., Ltd.* 西安小鹏能源汽车销售服务有限公司	PRC

Chongqing Pengyue Automobile Sales Service Co., Ltd.* 重庆鹏悦汽车销售服务有限公司	PRC

XPeng European Holding B.V.	Amsterdam

Ningbo Xiaopeng Automobile Sales Service Co., Ltd.* 宁波小鹏汽车销售服务有限公司	PRC

Xiaopeng Automobile Service Co., Ltd.* 小鹏汽车服务有限公司	PRC

Guangzhou Pengxu Automatic Driving Technology Co., Ltd.* 广州鹏煦自动驾驶科技有限公司	PRC

Suzhou Xiaopeng Automobile Sales Service Co., Ltd.* 苏州小鹏汽车销售服务有限公司	PRC

Wuxi Xiaopeng Automobile Sales Service Co., Ltd.* 无锡小鹏汽车销售服务有限公司	PRC

XMotors Limited	Hong Kong

Guangzhou Pengyi Automobile Technology Co., Ltd.* 广州鹏毅汽车科技有限公司	PRC

Zhengzhou Xiaopeng Automobile Sales Co., Ltd.* 郑州小鹏汽车销售有限公司	PRC

Shanghai Pengxu Automobile Sales Service Co., Ltd.* 上海鹏煦汽车销售服务有限公司	PRC

Beijing Zhipeng Automobile Sales Service Co., Ltd.* 北京智鹏汽车销售服务有限公司	PRC

Xiaopeng New Energy Vehicle Sales (Guangzhou) Co., Ltd.* 小鹏新能源汽车销售(广州)有限公司	PRC

Beijing Chengpeng Automobile Technology Co., Ltd.* 北京橙鹏汽车科技有限公司	PRC

Hangzhou Pengxu Automobile Sales Service Co., Ltd.* 杭州鹏煦汽车销售服务有限公司	PRC

Xi’an Zhipeng Automobile Sales Service Co., Ltd.* 西安智鹏汽车销售服务有限公司	PRC

Wuxi Zhipeng Automobile Sales Service Co., Ltd.* 无锡智鹏汽车销售服务有限公司	PRC

Shanghai Pengting Automobile Sales Service Co., Ltd.* 上海鹏烃汽车销售服务有限公司	PRC

Hangzhou Xiaopeng Travel Technology Co., Ltd.* 杭州小鹏出行科技有限公司	PRC

Variable Interest Entity (“VIE”)	Jurisdiction of Incorporation

Guangzhou Zhipeng IoV Technology Co., Ltd.* 广州智鹏车联网科技有限公司	PRC

Guangzhou Yidian Zhihui Chuxing Technology Co., Ltd.* 广州易点智慧出行科技有限公司	PRC

Guangzhou Xintu Technology Co., Ltd.* 广州欣图科技有限公司	PRC

Guangdong Intelligent Insurance Agency Co., Ltd.* 广东智选保险代理有限公司 (formerly known as Qingdao Miaobao Insurance Agent Co., Ltd. (青岛妙保保险代理有限公司))	PRC

*	The English name of this subsidiary or VIE, as applicable, has been translated from its Chinese name.